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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CardioDynamics International Corporation:


We consent to the use of our report incorporated herein by reference.


                                  /s/ KPMG LLP

San Diego, California
June 6, 2000